Exhibit 10.21



                             DATED 13 October 2003



                        GE COMMERCIAL DISTRIBUTION    (1)
                        FINANCE EUROPE LIMITED

                        WESTCON GROUP EUROPEAN        (2)
                        OPERATIONS LIMITED


                        ---------------------------------

                        DEED OF CHARGE

                        ---------------------------------



Hammond Suddards Edge
7 Devonshire Square Cutlers Gardens London EC2M 4YH DX 136545 Bishopsgate 2 Telephone +44(0)20 7665 1000 Fax +44(0)20 7655 1001 www.harmmondsuddardsedge.com

Reference GAM/DEU.5-32

                                   CONTENTS

1    COVENANT TO PAY............................................  1

2    CHARGING PROVISIONS........................................  1

3    COMPANY'S OBLIGATIONS......................................  1

4    ACCOUNTS...................................................  3

5    FURTHER ASSURANCE AND POWER OF ATTORNEY....................  4

6    ACTS OF DEFAULT............................................  4

7    RECOVERY OF INTERCOMPANY RECEIVABLES.......................  6

8    APPOINTMENT OF ADMINISTRATOR...............................  6

9    APPOINTMENT OP RECEIVER AND HIS POWERS.....................  6

10   APPLICATION OF MONIES......................................  9

11   EXONERATION OF THIRD PARTIES............................... 10

12   ADDITIONAL POWERS OF SECURITY HOLDER....................... 10

13   ADDITIONAL OBLIGATIONS OF THE COMPANY...................... 10

14   CONTINUING AND ADDITIONAL SECURITY......................... 11

15   DISCHARGE.................................................. 12

16   NOTICE..................................................... 12

17   JURISDICTION............................................... 12

18   CERTIFICATE OF AUTHORISATION............................... 12

19   ANNEX OF DEFINITIONS AND INTERPRETATION.................... 12

SCHEDULE 1 THE COMPANY.......................................... 17

SCHEDULE 2 THE FINANCING AGREEMENTS............................. 18

SCHEDULE 3 ENCUMBRANCES TO WHICH THIS SECURITY IS SUBJECT....... 19

SCHEDULE 4 ACCOUNT TO WHICH PAYMENTS ARE TO BE CREDITED......... 20

SCHEDULE 5...................................................... 21

SCHEDULE 6 COMSTOR LIMITED...................................... 25

THIS DEED OF CHARGE is made the 13 day of October 2003 by WESTCON GROUP EUROPEAN OPERATIONS LIMITED ("Company") registered in England and Wales with number 04411285 in favour of GE COMMERCIAL DISTRIBUTION FINANCE EUROPE LIMITED (the "Security Holder") of the other part.

1    COVENANT TO PAY

     The Company agrees with the Security Holder to pay the Security Holder the Secured Monies which shall be due, owing and payable to the Security Holder in accordance with the terms of the transaction, security, instrument or other obligation giving rise to the Company's Indebtedness to the Security Holder.

2    CHARGING PROVISION$

2.1 The Company, with full title guarantee, now gives the following charges in favour of the Security Holder as security for the payment of the Secured
     Monies:

     (a) a fixed charge on all Intercompany Receivables now or at any time due, owing or incurred to the Company (whether originally owing to the Company or purchased or otherwise acquired by it);

     (b) a fixed charge on all moneys standing to the credit of the Intercompany Receivables Account;

     (c) a fixed charge on all moneys payable to the Company under or pursuant to any insurance policies relating to Cisco Products; and

     (d) a floating charge on the undertaking, property rights and assets of the Company whatsoever and wheresoever, both present and future other than the property and assets subject to the above fixed charges

2.2 The provisions of paragraph 14 of Schedule B1 of the Insolvency Act 1986 shall apply to the floating charge in clause 2.1(d) which shall be enforceable at any time on or after the Enforcement Date.

2.3 Upon the Enforcement Date, the floating charge created by this deed shall immediately and without further formality become fixed charges. However, the Security Holder may also at any time give written notice to the Company to convert the floating charge into fixed charges if its security is in jeopardy. Upon such notice being given the floating charge shall immediately become fixed charges over the property and assets mentioned in the notice.

2.4 This deed shall take effect subject to the provisions of the prior securities (if any) detailed in Schedule 3.

3    COMPANY'S OBLIGATIONS

3.1 The Company agrees with the Security Holder that, at all times during the continuance of this security, it:

     (a) will not without the previous written consent of the Security Holder, create, grant or allow any mortgage, charge or lien to exist, which ranks in priority to or pari passu with the charges created by this deed except:

          (i) a lien arising by operation of law in the ordinary course of the Company's business;

          (ii) the mortgages, charges and liens (if any) described in Schedule 3 to this deed;

     (b) will only deal with the Intercompany Receivables by way of getting in and realising the same and paying them into the Intercompany Receivables Account

     (c) will, upon the direction of the Security Holder, open such bank accounts with such mandates as the Security Holder may specify in respect of the Intercompany Receivables;

     (d) will authorise the bank at which the Intercompany Receivables Account is held to from time to time, upon request, provide full statements and particulars of such account with the bank concerned and such other financial statements and information respecting the assets and liabilities of the Company that are from time to time available to the bank to the Security Holder; and

     (e) will not dispose of any of its Fixed Charge Assets without the prior written consent of the Security Holder.

3.2 The Security Holder agrees that notwithstanding clause 3.1(a) above it will not withhold its consent to the creation of a floating charge in substantially the form set out in 2.1(d) above (and subject to terms substantially similar to those set out in this deed) in favour of another bank or financier which finances the supply of inventory to the Company (not being Cisco Products) for the purpose of the Company's business ("Inventory Financier") on conditional sale terms, provided the Inventory Financier enters into a deed of priority or similar instrument (in a form acceptable to the Security Holder) regulating the priority and ranking of charges (and realisations pursuant to the enforcement of charges to the extent permitted by law).

3.3 With regard to the collection and getting in of the Intercompany Receivables the Company shall:

     (a) immediately on receipt of all monies that it shall receive in respect of Intercompany Receivables pay them and all negotiable instruments or securities representing the same into the Intercompany Receivables Account and not bank any such payment for the Company's own account.

     (b) pending payment of monies In respect of Intercompany Receivables into the Intercompany Receivable Account, hold all such monies, negotiable instruments or securities in respect of the same on trust for the Security Holder;

     (c) upon receipt of written notice from the Security Holder at any time, at the Company's expense, assist the Security Holder in collecting and getting in any of the Intercompany Receivables (and the Company agrees that for this purpose the Security Holder may bring, defend and conduct legal proceedings in the name of the Security Holder or of the Company under the full control of the Security Holder, and may settle, compromise or adjust any claim upon such terms as the Security Holder sees fit);

     (d) execute a legal assignment of any or all of such Intercompany Receivables in favour of the Security Holder as and when called upon to do so in writing by the Security Holder (any such legal assignment to be subject to perfection by the giving of any requisite notices by or on behalf of the Security Holder to the debtors of the Company by whom such debts shall be owed);

3.4 The Company shall have no right to withdraw any sums from the Intercompany Receivables Account. All dealings with the such accounts shall be at the sole direction and discretion of the Security Holder.

3.5 The Company also agrees that it may not without the prior consent of the Security Holder compromise, compound, vary, discharge, postpone or release any such sums or waive its right of action in connection with them or do or omit to do anything which may delay or prejudice the full recovery of the Intercompany Receivables.

4    ACCOUNTS

4.1  Maintenance of accounts

     (a) The Company shall, until the Security Holder shall otherwise consent in writing:

          (i) at all times maintain and at no time close the Intercompany Receivables Account;

          (ii) deliver a copy of the mandate for each such account to the Security Holder.

4.2  Withdrawals from Current Account

     Any monies paid out of the Current Account without breaching the terms of this deed or any other document entered into between the Company and the Security Holder and not paid into another account or otherwise forming part of the Cash at Bank shall be released from the floating charge effected by Clause 2.1(d) upon such payment out.

4.3  Notices

     (a)  Immediately following its execution of this Deed, the Company shall:

          (i) execute a notice of the charge of the intercompany Receivables Account in the form set out in part 1 of Schedule 5 and deliver such a notice to the Security Account Bank or other bank agreed to by the Security Holder; and

          (ii) (where the Security Account Bank or any other such is not the Security Holder) procure that the Security Account Bank and, as necessary such other bank acknowledges such notice to the

               Security Holder substantially in the form set out in part 2 of
               Schedule 5.

     (b) As soon as reasonably practicable after receipt by it of an acknowledgement required by Clause 4(a)(ii) above, the Security Holder will deliver to the Security Account Bank and each such other bank a notice substantially in the form set out in part 3 of Schedule 5.

4.4  Application of Intercompany Receivables, and Current Accounts

     Whilst this security is enforceable the Security Holder may direct that all or any sums standing to the credit of the Intercompany Receivables Account or Current Account be paid to it to be applied by the Security Holder at such times as it thinks fits in accordance with clause 9.

5    FURTHER ASSURANCE AND POWER OF ATTORNEY

5.1 At the Security Holder's request, the Company will sign, seal, execute, deliver and perfect all deeds and instruments and do all such other acts and things as the Security Holder or any Receiver appointed hereunder may require in order to perfect and enforce this security or to use the powers given to each of them in this deed.

5.2 The Company irrevocably appoints the Security Holder, any Directors or Managers for the time being of the Security Holder and any Receiver appointed hereunder, jointly and each of them severally, to be lawful attorneys of the Company. Such appointment gives each attorney power in the Company's name and on its behalf and as its agent to carry out the purposes set out in this deed. The Company agrees to ratify and confirm any instrument, act or thing, which any such attorney may properly execute or do.

6    ACTS OF DEFAULT

6.1 The Secured Monies shall become payable and the charges in favour of the Security Holder shall immediately become enforceable, without notice or demand, by the Security Holder of any of the following events occur:

     (a) if the Company shall breach any of its obligations under this deed or in the Financing Agreements or any other agreement with the Security Holder;

     (b) if the Company shall default in paying any of the Secured Monies as and when they become due;

     (c) if the Company shall fail to give the Security holder such information as may reasonably be requested as to the business affairs or assets of the Company;

     (d) if any representation, warranty or undertaking at any time made by the Company to the Security Holder is or was incorrect or misleading in any respect;

     (e) if the Company shall dispose or attempt to dispose of its principal undertaking or a substantial part of it, without prior written approval of the Security Holder;

     (f)  if in relation to the Company:

          (i) any steps are taken, or negotiations commenced, by the Company or by any of its creditors with a view to proposing any kind of composition, compromise or arrangement involving the Company and any of its creditors including, without 1imitation, a moratorium under the Insolvency Act 2000;

          (ii) a petition is presented or an order is made or a resolution is passed for the winding up of the Company;

          (iii) the Security Holder receives from any person a notice of intention to appoint an Administrator, an Administrator is appointed, a petition is presented, an application is made, an administration order is sought on the basis of an undertaking to present a petition or any other step is taken for the purpose of the appointment of the Administrator or the Security Holder believes that any such petition, application or other step is imminent or an administration order is made in relation to the Company;

          (iv) the Company requests the Security Holder to appoint an Administrator or a Receiver;

          (v) a meeting of creditors be called for winding up the Company or for any other purpose referred to in the Insolvency Act 1986;

          (vi) if a statutory demand under the Insolvency Act 1986 shall be served;

     (g) an encumbrancer shall take possession or if a Receiver or Manager or Administrative Receiver be appointed over or of the undertaking or property of the Company or any part therefor;

     (h) if the Company shall enter into any informal arrangement or composition with or for the benefit of general body of creditors;

     (i)  if the Company shall be unable to pay its debts as they become due;

     (j)  if the Company shall be deemed insolvent under the Insolvency Act
          1986;

     (k) if the Company shall cease or threaten to cease to carry on its business;

     (l)  if the Company shall default under any of the following:

          (i)  a trust deed;

          (ii) a loan agreement in respect of amount in excess of Euro100,000 or the equivalent in any other currency;

          (iii) a debenture;

          (iv) any other agreement or obligation relating to borrowing or financing in respect of amount in excess of Euro100,000 or the equivalent in any other currency (including all liabilities in respect of accepting endorsing or discounting any notes or bills and all liabilities under debt purchase, factoring, invoice discounting and similar agreement);

          (v)  any guarantees or indemnity

     (m) if any borrowing or any other money payable by the Company in respect of amount in excess of Eurol00,000 or the equivalent in any other currency:

          (i) becomes payable or is capable of being declared payable prior to its stated date of maturity; or

          (ii) is not paid when due;

     (n) if any ether third party security created by the Company becomes enforceable;

     (o) if the Company shall, without prior written consent of the Security Holder, change the nature of its business or the nature or the mode of conduct of its trading in any respect which the Security Holder considers prejudicial to this security,

7    RECOVERY OF INTERCOMPANY RECEIVABLES

     After the Enforcement Date, the Security Holder and/or any Receiver appointed pursuant to this Deed is hereby irrevocably empowered to receive the Intercompany Receivables and on payment to give an effective discharge for them and on non-payment to take all stops and proceedings either in the name of the Company or in the name of the Security Holder for the recovery of them. The Security holder and any Receiver shall have no liability or responsibility to the Company arising out of the exercise or non-exercise of such rights and shall not be obliged to make any enquiry as to the sufficiency of sums received in respect of the Intercompany Receivables or to make any claims or take any other action to collect or enforce the same.

8    APPOINTMENT OF ADMINISTRATOR

     At any time on or after the Enforcement Date the Security Holder may approve an Administrator of the Company for the purposes and on the terms contained in Schedule B1 Insolvency Act 1986.

9    APPOINTMENT OF RECEIVER AND HIS POWERS

9.1 At any time after the Enforcement Date or after any other event as a result of which this security shall become enforceable then the Security Holder may appoint any person to be Receiver or Manager (both of whom in this deed are called "the Receiver") not being the whole or substantially the whole of the Company's property and assets within the meaning of s.29 of the Insolvency Act 1986, as the Security Holder may specify ("Receivership Assets"). The Security Holder may (to the extent it is permitted by law) remove any such

     Receiver. In case of the removal, retirement or death of any such Receiver, the Security Holder may appoint another in his place. At the time of his appointment (or at any time afterwards) the Security Holder may fix the remuneration of the receiver on such basis as the Security Holder shall determine. This may include a fixed fee or an hourly rate or a commission.

9.2 The Security Holder may appoint more than one person to act as the Receiver. Where more than one person shall be appointed to act as Receiver, those so appointed shall carry out their duties, exercise their rights, and be subject to obligations jointly as well as severally. References in this deed to "the Receiver" shall be to each or all of them.

9.3 Any appointment, removal or fixing of remuneration of the Receiver shall be made in writing and may be signed by any director, officer or the Company Secretary of the Security Holder.

9.4 The Receiver shall be the agent of the Company. The Company shall be responsible for its acts, defaults and remuneration.

9.5 The Receiver shall, without any consent on the part of the Company, have all of the following powers, unless any shall specifically be excluded by the terms of his appointment. He may exercise these powers in such way, at such time and an such terms as he shall think fit, necessary or expedient. His powers shall be:

     (a) to take possession of, collect and get in the Receivership Assets and for that purpose to have possession of all records, correspondence and other documents relating to the Receivership Assets;

     (b) to lease, in the name of the Company or otherwise (whether or not the receiver shall have taken possession as set out above), the Receivership Assets.

     (c) to carry or permit the carrying of all or any part of the business of the Company;

     (d) to do all acts which the Company might do for the protection or Improvement of the Receivership Assets or for obtaining income or returns from it;

     (e) to borrow any money, which may be needed from time to time for any of the purposes of the Receiver's appointment whether in the name of the Company or otherwise; for such purpose the Receiver shall have power to secure any monies so borrowed by mortgage or charge over the Receivership Assets so that such mortgage or charge may rank in priority to or pari passu with or after any or all of the charges created by this deed;

     (f)  to draw, accept, make and endorse any bill of exchange or promissory note in the name and on behalf of the Company:

     (g) to sell or concur in selling the Receivership Assets including by public or private treaty, by tender, for cash or on credit, in one lot or in parcels, with or without special conditions or stipulations as to title, time or mode of payment of purchase money or otherwise and whether forthwith upon his appointment or later;

     (h) to make any payment which is necessary or incidental to the performance of his functions;

     (i) allow the whole or any part of the sale monies of the Receivership Assets to remain outstanding on mortgage of the property sold or on any other security or even without any security and without being responsible for any loss caused and with full power to buy in and rescind or vary any contract for sale and to resell without being responsible for loss;

     (j) to execute assurances of the Receivership Assets in the name and on behalf of the Company or otherwise and to do all other acts and things for completing the sale of the Receivership Assets;

     (k) to effect and maintain insurances in respect of the business and properties of the Company;

     (l) to sever fixtures belonging to the Company and sell them apart from any other part of the property of the Company;

     (m)  to make any arrangement or compromise;

     (n) to give complete discharges in respect of all monies and other assets which may come into the hands of the Receiver in exercise of his powers;

     (o) to establish subsidiaries of the Company and transfer to subsidiaries of the Company the whole or any part of the business or Receivership Assets;

     (p) to carry out and enforce specific performance of or otherwise obtain the benefit of all contracts entered into or held by the Company or entered into in exercise of the powers or authorities conferred by this deed;

     (q) to make, or require the Directors of the Company to make, such calls upon the shareholders of the Company in respect of any capital of the Company;

     (r) to enforce payment of any call so made by action (in the name of the Company or the Receiver) or in any other way;

     (s) to exercise all or any of the powers and authorities conferred on the Receiver under the provisions of the Law of Property Act 1925 (without the restrictions contained in section 103 of that Act) without any further consent by or notice to the Company.

     (t) to do all acts and execute in the name and on behalf of the Company, any deed, receipt or other document;

     (u) to do all things necessary to make sure that the Company performs or observes any of the covenants which the Company has given in this deed;

     (v) to do all such other acts and things without limitation, as the Receiver may consider to be incidental or conducive to any of the matters or powers set out above and which he lawfully may or can do and to use the name of the Company for all such purposes;

     (w) to appoint any agent to do any business which the Receiver is unable to do or which any more convenient be due by an agent and to delegate to any person for such time or times as the Security Holder shall approve any of the powers conferred upon the Receiver (and employ and dismiss employees);

     (x) to have access to and make use of the premises, plant, equipment and accounting and other records of the Company and the services of its staff for all or any of the aforesaid purposes;

     (y) to take proceedings at law or in equity or in bankruptcy in the name of the Company or otherwise for all or any of the purposes set out above and to refer to arbitration any question affecting the Company;

     (z) to employ managers, solicitors, officers. agents, auctioneers, workmen and servants for all or any of the purposes set out above at such salaries or remuneration and on such other terms of service as the Receiver in his absolute discretion may think fit;

9.6 The power of appointing a Receiver may be exercised by the Security Holder even after an order has been made or a resolution has been passed for the winding up of the Company; the provisions of clauses 9.1 to 9.5 shall apply to any such appointment and:

     (a) every Receiver so appointed shall be the agent of the Company. Such Receiver may exercise all or any (so far as is permitted by law) of the powers expressed to be conferred on a Receiver appointed under this clause or so many of such powers as are still subsisting and capable of being exercised, subject only to any limitation contained in the terms of his appointment;

     (b) the Security Holder may at any time give up possession of any part of the Receivership Assets and/or withdraw from the Receivership.

9.7 Whether or not a Receiver shall be appointed under this deed, the Security Holder may at any time after this security shall have become enforceable and without giving notice, exercise all or any of the powers, authorities and discretions conferred on a Receiver as set out above.

10   APPLICATION OF MONIES

10.1 Subject only to the claims of any of the Company's creditors ranking in priority to this security, all monies received by the Security Holder or by the Receiver under or by virtue of this deed shall be applied in the following order:

     (a) payment of all costs, charges and expenses incurred in or incidental to the exercise or performance or attempted exercise or performance of any of the powers or authorities conferred by this deed or in any other way connected with this security; and then

     (b) payment of such other outgoings as the receiver or the Security Holder shall think fit to pay; and then

     (c) payment to the receiver of his remuneration fixed in accordance with the provisions of clause 9.1 of this deed; and then

     (d) payment to the Security Holder of those amounts of secured monies due to the Security Holder; and then

     (e) payment to the Company of the surplus; however such surplus shall not carry interest; the Receiver or the Security Holder may pay the same for the credit of any of the Company's bank accounts including an account opened specifically for such purpose and then the Security Holder shall have no further liability for such surplus.

10.2 Monies received by the Security Holder from any source following the enforcement of their security, may be applied by the Security Holder either as a whole or in such proportion as the Security Holder shall think fit to any item comprising the Secured Monies.

11   EXONERATION OF THIRD PARTIES

11.1 Any person paying or handing over monies to the Receiver and obtaining a discharge shall be exonerated from any liability to see to their correct application.

11.2 No person dealing with the Security Holder, or its agents or with the Receiver need enquire:

     (a) whether any event has happened giving either the Security Holder or the receiver the right to exercise any of the powers contained in this deed;

     (b) as to the priority or regularity of any act purporting or intending to be an exercise of such powers;

     (c) as to the validity or regularity of the appointment of any Receiver purporting to act or to have been appointed as such; or

     (d)  whether any money remains owing upon this security.

     No person dealing with the Security Holder or its agents or with the Receiver shall be affected by express notice that any act is unnecessary or improper.

12   ADDITIONAL POWERS OF SECURITY HOLDER

     At any time after the Enforcement Date or if requested by the Company, the Security Holder may, without further notice and without the restrictions contained in Section 103 of the Law of Property Act 1925, and whether or not a Receiver has been appointed, exercise all the powers of morgtagees granted by the Law or Property Act 1925 as varied or extended by this deed.

13   ADDITIONAL OBLIGATIONS OF THE COMPANY

13.1 The Company agrees that, at all times during the continuance of this security, it:

     (a) will carry on the Company's business in a proper and efficient manner;

     (b) will maintain proper and up to date books of account of its business; such books of account and all other documents relating to the affairs of the Company shall be kept at the Company's Registered Office or other place where the same ought to be kept;

     (c) will punctually pay all its debts and liabilities becoming due and payable and which would, on the winding up of the Company, have priority over the charges created by this deed;

     (d) will keep and maintain its property and assets in good and substantial repair and condition and will insure and keep insured all of its property and assets and undertaking of an insurable nature against loss or damage by fire and other risks usually insured against and such other risks that the Security Holder shall reasonably require to its full insurable value with insurers approved by the Security Holder;

     (e) will cause all the Company's insurance policies to be endorsed with notice of the interest of the Security Holder and shall produce to the Security Holder the receipts for the current premiums within fifteen days after their becoming due; failing such production the Security Holder may at the expense of the Company effect or renew any such insurance as the Security Holder shall think fit;

     (f) will ensure that all monies which may at any time be received under any insurance upon the Company's property and assets and undertaking shall, subject to (i) the claims of the Company's creditors ranking in priority to this security and (ii) any contrary requirements in this deed, be used to reduce the Secured Monies;

     (g) will comply with the provisions of all present and future laws, statutes and directives and any regulation, notice, order or direction (including those issued by any governmental, municipal or other regulatory authority) made under any of the foregoing which relate to any of the Company's property, assets and undertaking.

14   CONTINUING AND ADDITIONAL SECURITY

14.1 This security is a continuing security. It shall apply to all the Secured Monies despite any interim settlement of account until a final discharge of this security shall be given by the Security Holder to the Company.

14.2 This security is in addition to and shall not merge or otherwise prejudice or affect any other right or remedy of the Security Holder or any assignment, bill, note, guarantee, mortgage, or other security now or afterwards held by or available to the Security Holder. This security shall not in any way be prejudiced or affected by any such guarantee, mortgage or other security or by the invalidity thereof or by the Security Holder now or afterwards dealing with, exchanging, releasing, modifying or abstaining from perfecting or enforcing any of the same or any rights which it may now or afterwards have or giving time for payment or indulgence or compounding with any other persons. The charges hereby created are in addition to any existing charges in favour of the Security Holder and to any other securities field by or on behalf of the Security Holder.

15   DISCHARGE

     Upon payment of all Secured Monies and of all costs, charges and expenses incurred by the Security Holder under or in relation to this deed, the Security Holder shall at the request and cost of the Company duly discharge this security and any further security given in accordance with it terms. The Security Holder will also transfer to the Company any of the property and assets of the Company which have been mortgaged, assigned or transferred to the Security Holder.

16   NOTICE

16.1 Any notice to or demand upon the Company under this deed shall be deemed to have been properly served upon the Company by personally handing it to one of the Directors or the Secretary of the Company or if the same shall be delivered or sent by letter post to the Company at its registered office or at any of the principal places of business of the Company.

16.2 A notice or demand sent by first class letter post shall, if the same shall have been posted before the last scheduled collection of letters from the letter box in which the same is posted on any day, be treated as being served upon the Company at 10.00am on the next succeeding day (or if the next succeeding day be a Saturday, Sunday or any day upon which no delivery of letters is made then at 10.00am on the next day on which letters are delivered). Any such notice or demand or any certificate as to the amount of the Secured Monies shall, in the absence of manifest error, be conclusive and binding upon the Company if signed by a Director or the Company Secretary of the Security Holder.

17   JURISDICTION

     This deed shall be interpreted and shall be governed by the laws of England. The Company will accept the non-exclusive jurisdiction of the English Courts in connections with any matter arising under this deed.

18   CERTIFICATE OF AUTHORISATION

     The Company certifies that the execution of this deed has been duly authorised by a resolution of the Company's Board of Directors and that it does not break any of the provisions of the Company's Memorandum and Articles of Association or of any other charge, security or agreement entered into prior to the date of this deed or the laws of any jurisdiction.

19   ANNEX OF DEFINITIONS AND INTERPRETATION

19.1 In this deed references to "the Company" shall include its successors and assigns.

19.2 In this deed references to "the Security Holder" shall include its successors and assigns.

19.3 In this deed the following words shall have the meaning set out after each of them:

     (a) "Act of Default" means in relation to the Company any event set out in clause 6.1.

     (b) "Cash at Bank" means all or any deposits, credit balances and other sums with any financial institution and the accounts in respect of the same (but excluding the Intercompany Receivables Account and the Current Account).

     (c)  "Cisco" means Cisco International Systems, B.V.

     (d) "Cisco Products" means the products sold to the Company in accordance with the terms and conditions of the Two Tier Non-Exclusive Cisco Distribution Partner Agreement dated as of 10 October 2003 by and between Cisco Systems International B.V., and Westcon Group, Inc. and its Cisco approved subsidiaries.

     (e) "Current Account" means any account of the Company maintained with the Security Account Bank [which from time to time may receive payments] from the Intercompany Receivables, such payment being at the sole direction and discretion of the Security Holder.

     (f) "Enforcement Date" means the date on which the Security Holder demands payment or discharge of the Secured Monies or is entitled to enforce its security under this Debenture because one or more Acts of Default have occurred;

     (g) "Financing Agreements" means the agreements details of which are set out in Schedule 2 and any amendments or alterations to them and any replacement of it which may be agreed between the parties.

     (h) "Fixed Charge Assets" means the assets of the Company described in clause 2.1(a), (b) and (c) inclusive.

     (i) "Intercompany Receivables" means all book debts and other monetary debts and claims and the benefit of all rights and remedies relating thereto, all present and future things in action which give rise or may give rise to a debt or debts and all present and future benefits in respect of all policies of insurance or assurance of the Company which relate to the sale of Cisco Products which are due and payable to the Company by, without limitation, any of the companies' details of which are set out in Schedule 6 pursuant to sub-sales of goods under the Financing Agreements.

     (j) "Intercompany Receivables Account" means the account at the Security Account Bank a/c no 57470912 or such other account as the Security Holder may from time to time specify,

     (k) "Related Rights" shall have the same meaning as in the Financing Agreements.

     (l) "Security Account Bank" means HSBC Bank plc and/or such other bank as approved as the Security Account Bank by the Security Holder in writing.

     (m) "The Secured Monies" means all the monies which now or at any time in future may be owing due and/or payable (but remaining unpaid) by the

          Company to the Security Holder in any manner and for any reason on any Account:

          (i) all monies due or payable by virtue of any guarantee or indemnity given by the Company to the Security Holder;

          (ii) all monies due or payable under the Financing Agreements;

          (iii)any indebtedness now or hereafter to be incurred by the Security Holder for or at the request of the Company, including:

               (A) all monies which the Security Holder shall pay or become liable to pay to or for or in account of the Company;

               (B) all monies which the Security Holder shall pay or become liable to pay for or on account of any other person or company at the request or order of the Company or under its authority, either alone or jointly with any other person and whether by any of the following:

                    (I)  direct advances; or

                    (II) the Security Holder drawing, accepting, endorsing,
                         paying or discounting any:

                         o    order,

                         o    draft,

                         o    cheque,

                         o    promissory note, (whether or pot matured)

                         o    bill of exchange, (whether or not matured)

                         o    other engagement; or

                    (III) entering into any:

                         o    bond,

                         o    guarantee,

                         o    indemnity,

                         o    letters of credit,

                         o    confirming orders; or

               (C) otherwise accepting any other liability for or on behalf of the Company;

          (iv) all stamp and other duties incurred by the Security Holder in such indebtedness, obligations or assignments;

          (v) all costs charges and expenses incurred by the Security Holder following default in payment of any such monies or of breach by the Company of any provisions of this deed;

          (vi) the charges of surveyors and/or solicitors instructed by the Security Holder in connection with any part of any relevant property of the Company secured by this deed:

          (vii)all costs and charges and expenses which the Security Holder may from time to time incur in:

               (A) stamping, perfecting, registering or enforcing this security; or

               (B) the negotiations for the preparation and execution of this deed, the Financing Agreements and or any priority arrangements or waiver, in respect of the Intercompany Receivables; or

               (C)  in obtaining payment or discharge of Secured Monies; or

               (D) in paying any rent, rates, taxes or outgoings for any relevant property of the Company secured by this deed; or

               (E) insuring, repairing, maintaining, managing or realising any part of any relevant property of the Company secured by this deed; or

               (F) recovery of all monies and liabilities now or hereafter paid or incurred by the Security Holder on behalf of the Company; or

               (G)  In giving discharge for this security

               to the intent that the Security Holder shall be afforded a full complete and unlimited indemnity against all costs, charges and expenses paid or incurred by it and whether arising directly or indirectly in respect of this security or of any security held by the Security Holder for the Secured Monies:

     (n) all monies which the Security Holder shall be at liberty to debit or charge to the Company or to the account of the Company, whether under this deed or under any other agreement or obligation entered into by the Company with the Security Holder;

     (o) Interest on all monies due and owing to the Security Holder at such rate as may from time to time be payable pursuant to any agreement or arrangement relating thereto,

19.4 In the construction and interpretation of this deed:

     (a) the singular shall include the plural and vice versa; reference to one gender shall include a reference to all other genders;

     (b) references to persons shall be treated as including individuals, firms, partnerships, corporations, and any other entity recognised by law;

     (c) references to any Act of Parliament shall be treated as including each Act as amended, modified or re-enacted from time to time and all rules, regulations, orders and subordinate legislation made in accordance with it;

     (d) where the Company is obliged to carry out an act then it shall be fully responsible for the costs and expenses of doing so;

     (e) each of the provisions of this deed shall be severable and distinct from one another;

     (f) if any provision of this deed shall to any extent be invalid, illegal or unenforceable then the remainder of this deed shall not be affected or impaired;

     (g) headings to clauses are for reference only and shall not affect the interpretation of this deed;

     (h) the meaning of general words introduced by the word "other" shall not be limited by reference to any proceeding word or enumeration indicating a particular class of acts, matters or things.

IN WITNESS whereof the parties have executed this deed on the date shown on page one.

                                   SCHEDULE 1


                                  The Company

Westcon Group European Operations Limited a Company registered in England and Wales with Companies Registry number 04411285 and whose registered office is at Chandlers House, Wilkinsons Road Cirencester, Gloucester GL7 1YT.

                                  SCHEDULE 2


                           The Financing Agreements

1 The Supplier Agreement dated 23 December, 1997 between (1) Comstor Limited (formerly RBR Networks Limited and (2) the Security Holder.

2 The Conditional Sale Agreement between (1) Comstor Limited (formerly RBR Networks Limited) and (2) the Security Holder dated 23 December 1997, (as amended) (as novated pursuant to 3 below).

3 Deed of Novation between (1) Comstor Limited (2) the Company and (3) the Security Holder dated 10 October 2003.

4 Master Agreement for the Purchase of Goods Subject to an Extended Reservation of Title dated May 3, 2000, as amended from time to time; Master Supplier Agreement dated 14 July 1999; and Master Factoring Agreement dated 14 July 1999, in each case between to Comstor Networks GmbH (formerly RBR Networks GmbH) and the Security Holder,

5 Any other financing agreements between the Company and the Security Holder or between any subsidiary of the Company and the Security Holder or between any subsidiary of the Company and the Security Holder.

                                  SCHEDULE 3


                Encumbrances to which this security is subject

                                  SCHEDULE 4


                 Account to which payments are to be credited

1 The Intercompany Receivables Account to which payment of Intercompany Receivables are to be credited:

Bank Name       HSBC Bank plc

Bank Address    High Street
                Slough SLI 1JF

Sort Code       40-42-08

Account Number  57470912

Account Name    Westcon Group European Operations Limited

                                  SCHEDULE 5


                                    Part 1

                Form of notice of charge of a Security Account

To: [Security Account Bank]

                                                                         [date]

Dear Sirs

We refer to the account[s] numbered [o    ] in our name maintained with you
("the Account[s]").

We hereby give notice that, by a Deed of Charge dated 10 October 2003, we charged (by way of a fixed charge) to GE Commercial Distribution Finance Europe Limited ("the Security Holder") the Account[s] and all monies (including interest) at any time standing to the credit of the Account[s] ("the Credit Balance").

We hereby irrevocably and unconditionally instruct and authorise you, without any reference to or further authority from us, to;

1 disclose to the Security Holder such information relating to the Account[s] as the Security Holder may, at any time and from time to time, request you to disclose to it;

2    hold the Credit Balance to the order of the Security Holder;

3 pay or release all or any of the Credit Balance in accordance with any written instructions from time to time given to you by the Security Holder;

4 comply with the terms of any written notice or instructions which you may at any time and from time to time receive from the Security Holder in respect of the Account[s] or the Credit Balance; and

5 pay all monies you receive for our account to the credit of the Account[s] only.

The instructions and authorisation contained in this letter shall remain in full force and Effect until the Security Holder gives you written notice revoking them.

Please note that we are not permitted to withdraw any amount from the Account[s] without the prior written consent of the Security Holder.

This letter is governed by English law.

Would you please acknowledge your receipt of this letter and your acceptance of the instructions and authorisations contained in it by completing the enclosed acknowledgement and returning it to [Insert Security Holder's details].


Yours faithfully



-------------------------------------------
Authorised Signatory
Westcon Group European Operations Limited

                                    Part 2


              Form of acknowledgement of a Security Account Bank

To:       [o       ]
          [insert address]
          ("the Security Holder")
          For the attention of [o     ]

                                                                         [date]

We confirm receipt from Westcon Group European Operations Limited ("the
Chargor") of a letter dated [o   ], containing notice ("the Notice") of a charge
upon the terms of a Deed of Charge of the Chargor's account[s] numbered [o   ]
maintained with us ("the Account[s]") and of all monies (including interest) at any time standing to the credit of the Account[s] ("the Credit Balance").

We acknowledge and confirm that:

1    we accept the instructions and authorisations contained in the Notice;

2 we have not received notice of the interest of any third party (other than yours) on the Account[s] or Credit Balance;

3 we have not made or exercised and we will not make or exercise any claims, demands, rights of counterclaim, rights of set-off or any other rights against the Chargor in respect of the Account[s] or the Credit Balance without your prior written consent;

4 we will not permit any transfers or withdrawals to be made from the Account[s] without your prior written authority; and

5 if we become aware that any person other than you has or will have any right or interest in, or has made or will be making a claim or demand against, the Account[s] or the Credit Balance we will notify you in writing giving details of the same.

This letter is governed by English law.


Yours faithfully



-------------------------------------
(Authorised Signatory)
[Security Account Bank]

                     [This page intentionally left blank.]

                                  SCHEDULE 6


                                Comstor Limited

                             Comstor Networks GmbH

Executed and delivered as a deed by   )
WESTCON GROUP EUROPEAN                )
OPERAT1ONS LIMITED                    )
                                      )
acting by* Alan Marc Smith            )        /s/ Alan Smith
          -------------------------   )       ------------------------------
             (Director)               )       Signature of Director
                                      )
                                      )
and *  Annamaria Porcaro              )        /s/ Annamaria Porcaro
     ------------------------------   )       ------------------------------
     (** Company Assistant Secretary) )       Signature of **Director/
                                                Company Assistant Secretary


THE SECURITY HOLDER


Executed and delivered as a deed      )
on behalf of GE COMMERCIAL            )
DISTRIBUTION FINANCE EUROPE LIMITED   )
                                      )
acting by* Stevan Searchings          )
          -------------------------   )       ------------------------------
          (Director's Full Names)     )        Signature of Director
                                      )

Key   *    =   Insert full names
      **   =   delete as applicable